Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Debt
Debt

7. Debt

On April 30, 2020, the Company received loan proceeds in the amount of approximately $3.3 million under the Paycheck Protection Program (“PPP”). All or portion of this loan and any accrued interest was eligible to be forgiven after a twenty-four week period as long as the borrower used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of the loan forgiven was to be reduced if the borrower terminated employees or reduced salaries during the twenty-four week period. The unforgiven portion of the PPP loan was to be payable over two years at an interest rate of 1%, with a deferral of payments for the first ten months. On May 25, 2021, the PPP loan was forgiven and the Company recognized a gain from loan extinguishment in the amount of $3,284 during the nine months ended September 30, 2021.

In March 2021, the Company entered into a term loan agreement with Silicon Valley Bank and SVB Innovation Credit Fund VIII, L.P., which provides a term loan facility of up to $50.0 million with a maturity date of March 1, 2025, or the Loan Agreement. The Company’s obligations under the Loan Agreement are secured by substantially all of its assets except for its intellectual property. The Loan Agreement contains certain customary covenants, including, but not limited to, those relating to additional indebtedness, liens, asset divestitures, and affiliate transactions. If a minimum liquidity amount is not maintained, 50% of the outstanding principal and interest will become cash collateralized. As of September 30, 2021, the Company was in compliance with all covenants. The Company may use the proceeds of borrowings under the Loan Agreement as working capital and to fund its general business requirements.

The Loan Agreement provides that the term loans will be distributed in tranches. The initial term loan tranche of $20.0 million was drawn in March 2021 and is accounted for net of issuance costs which are being accreted to interest expense over the term of the loan using the effective interest method. As of September 30, 2021, three subsequent $10.0 million term loan tranches were eligible to be disbursed at the request of the Company during specified draw periods between now and 2023 if certain business development milestones and other specified requirements are met by the dates specified in the Loan Agreement. Borrowings bear interest at the greater of 7.5% or the Wall Street Journal Prime Rate plus 4.25% (7.5% as of September 30, 2021). Interest only payments on the principal amount outstanding are due monthly beginning in the first month after the loan is dispersed. Repayment of principal may begin as soon as April 1, 2022 under the level of borrowing outstanding at September 30, 2021, and no later than April 1, 2024. The term loans may only be prepaid in full, and such prepayment requires 30 days’ advance notice and is subject to a prepayment fee of 3.00% (with a step down to 2.00% after March 30, 2022, and a further step down to 1.00% after March 30, 2023). The Company is not obligated to pay a prepayment fee if the Company makes a prepayment after March 30, 2024.

On October 13, 2021, the Company borrowed an additional $10.0 million under the Loan Agreement. As a result of the additional borrowing, the commencement of repayment of principal was deferred to no earlier than July 2023.

In connection with the Loan Agreement, the Company granted warrants to the lenders to purchase shares of common stock at an exercise price of $10.28 per share, of which 287,704 warrants were immediately exercisable. The warrants are classified within stockholders’ equity as the settlement of the warrants is indexed to the Company’s own stock. The Company recognized the fair value of the warrants immediately exercisable within stockholders’ equity using a Black-Scholes valuation model at issuance. As of September 30, 2021, the fair value of warrants ($2.4 million), a 5% final payment fee ($1.0 million) and debt issuance costs ($0.3 million) are being accreted to interest expense over the term of the loan using the effective interest method.

At issuance, the Company initially determined that the funding of an additional tranche was not probable, and therefore no value was ascribed to the remaining 123,302 warrants that were only exercisable upon the funding of the additional tranche. As a result of the Company’s additional $10.0 million borrowings under the Loan Agreement on October 13, 2021, the warrants to purchase the additional 123,302 shares of the Company’s common stock became exercisable at an exercise price of $10.28 per share.

SVB loan payable and net discount or premium balances are as follows:

September 30,
($ in thousands)	2021
Principal amount of SVB loan payable	$20,000
Final payment amount of SVB loan payable	1,000
Net premium associated with accretion of final payment and other debt issuance costs	(3,073)
SVB loan payable, current and noncurrent	17,927
Less SVB loan payable, current portion	(3,889)
SVB loan payable, noncurrent portion	$14,038

Future minimum payments of principal on the Company’s outstanding variable rate borrowings as of September 30, 2021 are as follows:

Year ending December 31:	($ in thousands)
2021 (remainder)	$—
2022	5,555
2023	6,667
2024	6,667
2025	1,111
Total future payments	20,000

5. Debt

On April 30, 2020, the Company received loan proceeds in the amount of approximately $3.3 million under the Paycheck Protection Program (“PPP”). The PPP, established as part of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. All or portion of this loan and any accrued interest may be forgiven after a twenty four week period as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of the loan forgiven will be reduced if the borrower terminates employees or reduces salaries during the twenty four week period. The unforgiven portion of the PPP loan is payable over two years at an interest rate of 1%, with a deferral of payments for the first ten months.

In September 2020, the Company applied for forgiveness of the outstanding amount under its PPP loan. The Company used the proceeds for purposes it believes were consistent with the requirements of the PPP. The Company determined that loan forgiveness would become probable upon approval by the Small Business Administration of the Company’s forgiveness application. If and when the loan forgiveness becomes probable, the Company will recognize income for debt extinguishment on our statements of operations and comprehensive loss.